UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Promissory Note Exchange Transaction

As previously disclosed, on June 24, 2025, Jaguar Health, Inc. (the “Company”) and Lincoln Alternative Strategies LLC (“LAS”) entered into that certain Note Exchange and Warrant Purchase Agreement (the “Note Exchange Agreement”), pursuant to which, among other things, the Company issued a 6% convertible promissory note (the “Note”) to LAS.

On September 11, 2026, the Company entered into a privately negotiated exchange agreement with LAS (the “LAS Exchange Agreement”), pursuant to which the Company issued 557,377 shares (the “LAS Exchange Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”) to LAS in exchange for the current Outstanding Balance (as defined in the Note) of the Note, which equaled to $175,016.36 as of September 11, 2026. Upon completion of such exchange, the Note was surrendered and cancelled.

The LAS Exchange Agreement includes representations, warranties, and covenants customary for a transaction of this type.

The foregoing description of the LAS Exchange Agreement does not purport to be complete and is qualified in its entirety by the LAS Exchange Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Series Q Preferred Stock Exchange Transactions

As previously disclosed, on May 19, 2026, the Company sold and issued to Streeterville Capital, LLC (“Streeterville”) an aggregate of 408 shares of Series Q Perpetual Preferred Stock (the “Series Q Preferred Stock”) in two privately negotiated exchange transactions.

On July 7, 2026, the Company entered into a privately negotiated exchange agreement with Streeterville (the “First Exchange Agreement”), pursuant to which the Company issued 53,191 shares (the “First Exchange Shares”) of Common Stock to Streeterville in exchange for an aggregate of 6 outstanding shares of Series Q Preferred Stock held by Streeterville (the “First Exchanged Preferred Shares”). Upon completion of such exchange, the First Exchanged Preferred Shares were cancelled and retired.

On September 11, 2026, the Company entered into another privately negotiated exchange agreement with Streeterville (the “Second Exchange Agreement”), pursuant to which the Company issued 219,435 shares (the “Second Exchange Shares”) of Common Stock to Streeterville in exchange for an aggregate of 2.8 outstanding shares of Series Q Preferred Stock held by Streeterville (the “Second Exchanged Preferred Shares”), which when combined with the First Exchange Shares resulted in the aggregate issuance by the Company of more than 5% of the Company’s issued and outstanding shares of Common Stock, as last reported in the Company’s Quarterly Report on Form 10-Q filed on August 19, 2026. Upon completion of such exchange, the Second Exchanged Preferred Shares were cancelled and retired.

On September 14, 2026, the Company entered into a third privately negotiated exchange agreement with Streeterville (the “Third Exchange Agreement”), pursuant to which the Company issued 31,847 shares (the “Third Exchange Shares,” and, together with the First Exchange Shares and the Second Exchange Shares, collectively the “Streeterville Exchange Shares”) of Common Stock to Streeterville in exchange for an aggregate of 0.4 outstanding shares of Series Q Preferred Stock held by Streeterville (the “Third Exchanged Preferred Shares”). Upon completion of such exchange, the Third Exchanged Preferred Shares were cancelled and retired.

The First Exchange Agreement, the Second Exchange Agreement and the Third Exchange Agreement (collectively, the “Exchange Agreements”) include representations, warranties, and covenants customary for a transaction of this type.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in their entirety by the Exchange Agreements, copies of which are filed herewith as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.

Securities Purchase Agreement

On September 12, 2026, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with the purchaser named therein (the “Purchaser”) who was a minority shareholder of Napo Therapeutics S.p.A. (“Napo Therapeutics”), an Italian company limited by shares and majority-owned subsidiary of Napo Pharmaceuticals, Inc. (“Napo Pharmaceuticals”), a Delaware corporation and wholly-owned subsidiary of the Company, pursuant to which the Company agreed to issue and sell to the Purchaser 535,000 shares of Common Stock and a pre-funded warrant (the “Pre-Funded Warrant”) to purchase 2,077,255 shares of Common Stock (collectively, the “Securities”), to acquire all of the shares of Napo Therapeutics held by the Purchaser (the “Consideration Shares”). Upon closing of the transactions contemplated under the Purchase Agreement (the “Purchase Transaction”), the Purchaser would surrender and transfer the Consideration Shares to the Company, and all of the Purchaser’s interests in and rights to securities of Napo Therapeutics would have been surrendered or extinguished.

The Purchase Agreement contained representations, warranties, and covenants customary for a transaction of this type. The Purchase Transaction closed on September 15, 2026.

The foregoing description of the Purchase Agreement and the Pre-Funded Warrant does not purport to be complete and is qualified in their respective entirety by the Purchase Agreement and the Pre-Funded Warrant, copies of which are filed herewith as Exhibits 10.5 and 4.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The LAS Exchange Shares and the Streeterville Exchange Shares were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The Securities under the Purchase Agreement were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Purchaser was an “accredited investor” (as defined by Rule 501 under the Securities Act).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Pre-Funded Warrant, dated September 15, 2026.

10.1	Exchange Agreement, dated September 11, 2026, by and between Jaguar Health, Inc. and Lincoln Alternative Strategies LLC.

10.2	Exchange Agreement, dated July 7, 2026, by and between Jaguar Health, Inc. and Streeterville Capital, LLC.

10.3	Exchange Agreement, dated September 11, 2026, by and between Jaguar Health, Inc. and Streeterville Capital, LLC.

10.4	Exchange Agreement, dated September 14, 2026, by and between Jaguar Health, Inc. and Streeterville Capital, LLC.

10.5	Securities Purchase Agreement, dated September 12, 2026, by and between Jaguar Health, Inc. and the purchaser named therein.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: September 15, 2026	By:	/s/ Lisa A. Conte
Lisa A. Conte Chief Executive Officer & President